Exhibit 10.vii

INVESTOR SUBSCRIPTION AGREEMENT

MINES MANAGEMENT, INC.

Persons interested in purchasing units of shares of Common Stock and Common Stock Purchase Warrants of Mines Management, Inc . (the "Units") must complete and return this Subscription Agreement, along with payment for the purchase price, to:   Mines Management, Inc., Attn:  Glenn M. Dobbs, 905 W. Riverside Avenue, Suite 311, Spokane, Washington 99201.  If your Subscription Agreement is accepted by the Company, a copy of this Agreement will be returned to you as your receipt; a stock certificate and common stock purchase warrant will be issued to you shortly thereafter.

I hereby tender this Subscription Agreement for the purchase of ______ Units at $ 5.00 per Unit.  Payment is enclosed in the amount of $__________________ for the Units subscribed.

The Units to be purchased shall be issued as follows (check one):

ٱ	Individual Ownership (one signature required)	ٱ	Corporation (authorized agent of corporation must sign)
ٱ	Partnership (all partners must sign)	ٱ	Trust (trustee must sign)
ٱ	Tenants-in-Common (all parties must sign)	ٱ	Joint Tenants with Right of Survivorship (all parties must sign)
ٱ	Minor with Adult Custodian under the Uniform Gift to Minor Act in your State (custodian must sign; minor will have beneficial ownership)

PLEASE CONSULT WITH YOUR OWN LEGAL COUNSEL REGARDING THE MEANING AND LEGAL IMPLICATIONS OF THE ABOVE DESIGNATIONS AND HOW YOUR DESIGNATION MUST BE SHOWN ON YOUR STOCK CERTIFICATE AND COMMON STOCK PURCHASE WARRANT.  THE COMPANY IS NOT RESPONSIBLE FOR INCORRECT DESIGNATIONS.

Please print the exact name(s) you desire on the stock certificate and common stock purchase warrant:___________

_____________________________________________________________________________________________

Please print address where the stock certificate and common stock purchase warrant for the Shares and all shareholder information should be sent:_____________________________________________________________

_____________________________________________________________________________________________

Please print Social Security number(s) for shareholder(s) or taxpayer identification number if a corporation, partnership, trust or other business organization is purchasing the Units:____________________________________

_______________________________________________

___________________________________________

(Signature)

Date

(Signature of additional person,

      Date

if required.  See above.)*

___________________

__________________

___________________

         _________________

Daytime Phone

Evening Phone

Daytime Phone

         Evening Phone

ACCEPTED BY:

         *Attach additional sheets if more signatures are required.

MINES MANAGEMENT, INC.

By:___________________________________________

Date:__________________________

     Glenn M. Dobbs , President

. . . See Statements on Reverse . . .

Persons executing the Subscription Agreement acknowledge that the Units to be issued have not been registered pursuant to the provisions of the Securities Act of 1933 or of the securities laws of the s tates of residence of the Subscriber but are being sold in reliance upon exemptions therefrom.  The Units so acquired are considered to be "restricted securities" as that term is defined in Rule 144 promulgated pursuant to the provisions of the Securities Act of 1933.

The certificate issued for the Shares and Co mmon S tock P urchase Warrant will bear a legend similar to the following:   THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT  TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.